# Astoria Financial Corporation

Long Island's Premier Community Bank

www.astoriafederal.com

**Annual Meeting of Shareholders**
**New Hyde Park Inn**
**May 21, 2003**

Astoria Financial Corporation

This presentation may contain forward-looking statements that are based on various assumptions and analyses made by us in light of our management's experience and its perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the securities markets or the banking industry may be less favorable than we currently anticipate; legislation or regulatory changes may adversely affect our business; technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay occurrence or non-occurrence of events longer than we anticipate. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

Astoria Financial Corporation

# Corporate Profile

**NYSE: AF**

- $22.5 billion in assets
- $11.3 billion in deposits, 52% low-cost core deposits
- 9% deposit market share in Long Island market
  - 3rd largest, just behind Chase, Citibank
- Serves 700,000 customers/consumers
- Book value: $19.18, tangible book value: $16.80
- Insider & ESOP stock ownership: 16%
- $2.0 billion market cap

At March 31, 2003.

Astoria Financial Corporation

# Ownership Profile

March 31, 2003


Retail
22%
ESOP
10%
Officers &
Directors
6%
Institutions
62%

Shares Outstanding: 82,855,757

Astoria Financial Corporation

# Our formula for enhancing shareholder value is simple and has been proven successful!

## Focus on core businesses:

- **Retail Banking – Premier community bank on Long Island**
  - ✓Full service provider of financial services and products
  - ✓Keen focus on customer service – Anytime/Anywhere banking, 24/7!
    - Extended hours, Saturday & Sunday banking
    - Multi-channel distribution network- branches, ATMs, telephone and Internet
- **Mortgage Lending – Portfolio lender, not a mortgage banker**
  - ✓Single Family, Multifamily and Commercial Real Estate Expertise
  - ✓Top Quality - Low Credit Risk Lending
- **Operating Efficiency**
  - ✓Execution excellence is key!

Astoria Financial Corporation

# Report Card for 2002

Astoria Financial Corporation

# Full Year Financial Highlights

| | 2002 | 2001 | Change |
|---|---|---|---|
| • Diluted earnings per share | $ 2.85 | $ 2.35 | +21% |
| • Return on average assets | 1.12% | 0.99% | +13% |
| • Return on average equity | 15.87% | 14.13% | +12% |
| • Return on average tangible equity | 18.00% | 16.12% | +12% |
| • Net interest margin | 2.23% | 2.12% | + 5% |

- Cash dividend increased 26% - current dividend yield of 3.5%*
- Commenced stock trading on the New York Stock Exchange
- $250 million senior notes issued @ 5.75% due 2012
- Moody's upgraded outlook to positive from stable in 4Q02
- Repurchased 7.3 million shares at a cost of $211 million, or $28.98/share

* As of May 19, 2003

Astoria Financial Corporation

# AF Historical EPS Growth

Historical GAAP EPS Growth


$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
CAGR = 17%
$0.81
$0.88
$0.72
$1.19
$0.37
$2.19
$2.16
$2.35
$2.85
1994
1995
1996 (1)
1997
1998 (2)
1999
2000
2001
2002

(1) 1996 includes the one-time special assessment of $0.28 per share, after-tax, for the re-capitalization of the Savings Association Insurance Fund.
(2) 1998 includes acquisition costs and restructuring charges, extinguishment of debt expense, loss on sale of securities and additional loan loss provision totaling $0.95 per share, after-tax, related to the Long Island Bancorp, Inc. acquisition.

Astoria Financial Corporation

# Dividend Growth

CAGR = 31%



$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.10
$0.215
$0.28
$0.40
$0.48
$0.51
$0.61
$0.77
$0.86
1995
1996
1997
1998
1999
2000
2001
2002
2003*

* Assumes 1Q03 at $0.20 per share, remaining three quarters at $0.22 per share per quarter.

Astoria Financial Corporation

# Cumulative Cash Returned to Shareholders

Over $ 1 billion returned to shareholders in the past 6+ years



($ in Millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$110
$159
$57
$102
$368
$106
$262
$501
$155
$346
$846
$210
$636
$1,121
$275
$846
$1,191
$291
$900
1997
1998
1999
2000
2001
2002
3/31/03
Stock Repurchased
Dividends

Astoria Financial Corporation

# Mortgage Lending

Astoria Financial Corporation

# 1-4 Family Mortgage Lending

✓ Primarily short-term, 3/1 & 5/1 hybrid ARMs for portfolio

- Minimizes interest rate risk

✓ Multiple delivery channels provide flexibility & efficiency

- Retail*
- Commissioned representatives/brokers-originations in 15 states*
- Third party originators – correspondent relationships in 44 states*

✓ Secondary marketing capability

- Sale of 15 year and 30 year fixed rate loans reduces interest rate risk

✓ Geographically diversified portfolio

- Reduces lending concentrations

* All loans underwritten to Astoria's stringent standards.

Astoria Financial Corporation

# 1-4 Family Mortgage Loan Originations



($ in billions)
$5
$4
$3
$2
$1
$2.4
$3.9
$4.5
2000
2001
2002

Astoria Financial Corporation

# 1-4 Family Portfolio

($ in billions)


$12
$11
$10
$9
$8
$7
$6
$5
$9.9
$10.1
$9.2
2000
2001
2002

| | | | |
|---|---|---|---|
| % of total loans | 87% | 84% | 77% |

Astoria Financial Corporation

# Multifamily/Commercial Real Estate Lending

- Solid and growing Multifamily/CRE portfolio
  - ✓ $2.5 billion in portfolio – Average yield 7.58%
  - ✓ Conservative underwriting - Average LTV < 65%
  - ✓ Average loan in portfolio < $1 million
  - ✓ All loans in local market
  - ✓ Portfolio target: 25% of total loan portfolio by year-end 2003

Note: As of March 31, 2003. LTV is based on current principal balances and original appraisal values.

Astoria Financial Corporation

# Multifamily/Commercial Real Estate Originations


($ in Millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$314.5
$591.8
$1,010.2
2000
2001
2002
Multifamily
CRE

Astoria Financial Corporation

# Multifamily/CRE Portfolio Growth


($ in billions)
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.3
$1.7
$2.3
2000
2001
2002
CRE
Multifamily

| % of total loans | 11% | 14% | 20% |
|---|---|---|---|

# Asset Quality

Astoria Financial Corporation

# Asset Quality Focus

- Minimal credit risk
  - ✓ Conservative underwriting, top quality loans, low LTVs
  - ✓ No sub-prime lending
  - ✓ 99+% of all loans secured by real estate
- Strong reserves
  - ✓ Allowance for loan losses/non-performing loans: 214%
- Low delinquency trends
- Top quality MBS portfolio
  - ✓ Primarily agency, agency-backed or ‘AAA’ rated

Astoria Financial Corporation

# Low Credit Risk Loan Portfolio Composition

**At March 31, 2003**



Commercial R/E - 6%
Average LTV: 63.3%
Multifamily - 15%
Average LTV: 64.4%
Home Equity
& Other – 4%
One-to-Four Family – 75%
Average LTV: 63.8%

Total Portfolio: $11.9 billion
Average LTV: 63.4%

Excludes loans held for sale; LTV based on current principal balance and original appraised value.

Astoria Financial Corporation

# NPA to Total Assets vs Peers



0.50%
0.40%
0.30%
0.20%
0.10%
0.31%
0.34%
0.18%
0.38%
0.32%
0.18%
0.39%
0.37%
0.16%
2000
2001
2002
All U.S. Thrifts
NY Thrifts
AF

Source: SNL Financial – Median Ratios.

Astoria Financial Corporation

# Net Charge-offs/Average Loans vs. Peers



0.20%
0.10%
0.00%
0.04%
0.06%
0.01%
0.05%
0.07%
0.01%
0.08%
0.10%
0.01%
2000
2001
2002
All U.S. Thrifts
NY Thrifts
AF

Source: SNL Financial – Median Ratios.

Astoria Financial Corporation

# 1-4 Family Delinquency Ratios: AF vs MBA



6.00
5.00
4.00
3.00
2.00
1.00
Percent
3Q98
4Q98
1Q99
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
MBA NY conv
MBA US conv
AF

Source: MBA National Delinquency Survey. Beginning with 3Q02, MBA statistics for conventional loans excludes sub-prime loans.

Astoria Financial Corporation

# Retail Banking/Market Penetration

Astoria Financial Corporation

# Long Island Powerhouse

## Banking Offices and Deposit Share Ranking on Long Island

Overall Deposit Share Ranking:

#1- all thrifts, #3- all financial institutions



Queens
Brooklyn
Suffolk
Nassau

# Leading Retail Banking Franchise

- $11.3 billion in deposits, 86 banking office network
- Low cost/stable source of funds – average rate: 2.09%
  - Core Deposits Represent 52% of Deposits, or $5.8 billion
  - Checking accounts of $1.5 billion, or 25% of core
- Pro-active sales culture
- Banking offices with high average deposits
  - Long Island Offices (83) - Nassau (29), Queens (17), Suffolk (25), Brooklyn (12) – Average Deposits of $131 Million
  - Westchester Offices (3) - Average Deposits of $125 Million
- Alternative delivery channels
  - ATMs, telephone and internet banking

Astoria Financial Corporation

# Strong Position in Core Market

## Brooklyn, Queens, Nassau and Suffolk

- The combined population of these four counties (7.0 million) exceeds the population of 38 individual U.S. states

(Dollars in millions)

| Institution | Deposits | Growth 06/01 – 06/02 | Market Share | Branches | Average Deposits |
|---|---|---|---|---|---|
| 1. Chase | $19,487 | $2,544 | 16% | 149 | $131 |
| 2. Citibank | 15,676 | (506) | 13 | 142 | 110 |
| 3. ASTORIA | 10,878 | 603 | 9 | 83 | 131 |
| 4. GreenPoint | 9,371 | 84 | 8 | 61 | 154 |
| 5. North Fork | 8,932 | 1,061 | 7 | 132 | 68 |
| 6. HSBC | 8,642 | 194 | 7 | 93 | 92 |
| 7. Washington Mutual | 7,914 | (1,212) | 7 | 73 | 108 |
| 8. Fleet | 6,283 | 388 | 5 | 109 | 58 |
| Total - Core Market | $ 122,391 | | | 1,372 | |

Source: FDIC Deposit Market Share Report. Data as of 6/30/02, most recent available.

Astoria Financial Corporation

# Checking Account Growth


($ in billions)
$1.6
$1.2
$0.8
$0.4
$1.0
$1.2
$1.4
2000
2001
2002

| | | | |
|---|---|---|---|
| **Average balance** (in dollars) | $3,300 | $3,700 | $4,000 |

Astoria Financial Corporation

# Business Deposit Growth

($ in millions)


$250
$200
$150
$100
$50
$108
$160
$220
2000
2001
2002

# Retail Banking Fee Growth

($ in millions)



$80
$70
$60
$50
$40
$30
$20
$10
$43.6
$52.0
$60.2
2000
2001
2002
Checking/Service Fees
ATM
Investment Products
Debit Cards
Other

Astoria Financial Corporation

# Efficiency Ratio



70
60
50
40
30
20
10
Percent
2000
2001
2002
All U.S. Thrifts
NY Thrifts
AF

Source: SNL Financial – Median Ratios

Astoria Financial Corporation

# First Quarter 2003 Highlights

Astoria Financial Corporation

# First Quarter Financial Highlights

| | 1Q03 |
|---|---|
| • Diluted earnings per share | **$0.69** |
| • Return on average assets | **1.01%** |
| • Return on average equity | **14.58%** |
| • Return on average tangible equity | **16.56%** |
| • Net interest margin | **2.09%** |
| • Mortgage loan volume | **$ 1.5 billion** |

- Quarterly cash dividend increased 10% to $0.22 per share – dividend yield of 3.5%*
- Repurchased 2.1 million shares at a cost of $25.42 per share
- Outlook

* As of May 19, 2003

Astoria Financial Corporation

# Outlook

The current operating environment remains challenging due to sustained low interest rates and continued economic uncertainties. We anticipate the continuation of the existing low interest rate environment and the extraordinarily high levels of cash flow to persist throughout most of 2003 which will result in some margin compression and modest downward pressure on earnings. Clearly, if interest rates increase and cash flows recede, positive earnings momentum should resume. We will remain focused on building our core businesses, with particular emphasis on growing checking account and business deposits and our multifamily and CRE loan portfolios.

Astoria Financial Corporation

# Well Positioned for the Future

- Strong balance sheet – superior asset quality
- Attractive banking franchise
  - ✓ Dominant deposit market share in core market
- Financial Performance
  - ✓ 17% CAGR in EPS since 1994
  - ✓ 17% CAGR in stock price since 1994
  - ✓ Over $1.1 billion returned to shareholders in the past 6 years
- Superior operating efficiency
- Well capitalized
- Active stock repurchase program

Astoria Financial Corporation

# Cumulative Total Returns



500
400
300
200
100
0
Percent
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
AF
+353.81%
+164.14%
+71.92%

**AF has significantly outperformed the major indices for its first 9 years**

AF
DJIA
Nasdaq

Source: Bloomberg

Astoria Financial Corporation

# Footnotes/Glossary

(1) Core deposits represent total deposits less time deposits.

(2) Book value per common share represents common stockholders' equity divided by outstanding common shares, excluding unallocated Employee Stock Ownership Plan (ESOP) shares.

(3) Tangible book value per common share represents common stockholders' equity less goodwill divided by common shares outstanding, excluding unallocated ESOP shares.

(4) Efficiency ratio represents general and administrative expense divided by the sum of net interest income plus non-interest income.

NPA – Non-performing assets

MBS – Mortgage backed securities

LTV – Loan-to-value

CAGR – Compounded annual growth rate

DJIA – Dow Jones Industrial Average

Astoria Financial Corporation

Long Island's Premier Community Bank

www.astoriafederal.com